UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 5, 2011

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 5, 2011, Oragenics, Inc. (the “Company”) again drew down on its existing Credit Facility, as defined below, in the amount of $500,000 and executed a Revolving Unsecured Promissory Note (the “April 2011, Promissory Note”) for such amount in favor of the Koski Family Limited Partnership (‘KFLP”). The Promissory Note matures on July 30, 2012.

The Company previously announced that it had entered into an unsecured revolving credit agreement (the “Credit Facility”) with the KFLP on July 30, 2010. Pursuant to the Credit Facility the Company was able to borrow up to $2.0 million from the KFLP at LIBOR plus 6.0%, subject to certain conditions precedent, including compliance with the Credit Facility. On January 24, 2011 the Company entered into a First Amendment to the Credit Facility (the “First Amendment”) to increase the available borrowing from $2,000,000 to $2,500,000 and simultaneously therewith the Company drew on the Credit Facility as amended by the First Amendment to borrow the additional $500,000 in available funds. On February 4, 2011, the Company entered into a Second Amendment (the “Second Amendment”) to the Credit Facility. Under the Second Amendment, the due date of the amounts outstanding under the Credit Facility, as amended was extended by one year from July 30, 2011 to July 30, 2012. The interest rate remained at LIBOR plus 6.0%. As a result of the Second Amendment, the Company increased its availability under the Credit Facility by an additional $2,500,000. The Credit Facility, as amended, is limited to $500,000 draws per month. The Company previously announced that it had drawn down on the Credit Facility in March 2011 in the amount of $500,000. With the April 2011, Promissory Note borrowing the Company currently has an aggregate of $3,500,000 outstanding and owed under the Credit Facility, as amended, and $1,500,000 of remaining availability.

A copy of the April 2011, Promissory Note is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits.

Number	Description

10.1	Revolving Unsecured Promissory Note dated April 5, 2011.

10.2	Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated July 30, 2010 and form of Revolving Unsecured Promissory Note*

10.3	Revolving Unsecured Promissory Note dated September 13, 2010**

10.4	Revolving Unsecured Promissory Note dated November 8, 2010***

10.5	First Amendment to the Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated January 24, 2011****

10.6	Revolving Unsecured Promissory Note dated January 24, 2011****

10.7	Second Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated February 4, 2011*****

10.8	Revolving Unsecured Promissory Note dated March 15, 2011******

* Incorporated by reference to Form 8-K filed on August 2, 2010.

** Incorporated by Reference to Form 8-K filed on September 16, 2010.

*** Incorporated by Reference to Form 10-Q filed on November 12, 2010.

**** Incorporated by reference to Form 8-K filed on January 28, 2011.

***** Incorporated by reference to Form 8-K filed on February 8, 2011.

****** Incorporated by reference to Form 8-K filed on March 15, 2011.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 11th day of April, 2011.

ORAGENICS, INC. (Registrant)

BY:	/s/ Brian Bohunicky
Brian Bohunicky Chief Financial Officer